UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 13, 2013, Corporate Resource Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the Company’s financial results for the three months and six months ended July 5, 2013 and updated guidance for the third quarter of fiscal year 2013 and the 2013 fiscal year (the “Earnings Release”).  In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the Press Release shall be deemed to be “furnished” to, and not “filed” with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

The Company granted options to purchase shares of its common stock to certain officers and members of the board directors on the dates indicated below.  The exercise price for each of the options is $0.6469 per share, the fair value of the Company’s common stock as determined by an independent appraisal firm.  On July 18, 2013 the Company granted the following options that vest ratably over three years and are exercisable in equal amounts on the first, second, and third anniversary of the date of grant:

•

2,000,000 options to purchase an equal number of shares of the Company’s common stock to Robert Cassera, a member of the Company’s board of directors (the “Board”) and beneficial owner of 90.2% of the Company’s common stock;

•	2,000,000 options to purchase an equal number of shares of the Company’s common stock to John Messina, the Company’s President, Chief Executive Officer and Chairman of the Board;
•	450,000 options to purchase an equal number of shares of the Company’s common stock to Mark Levine, the Company’s Chief Operating Officer; and,
•	150,000 options to purchase an equal number of shares of the Company’s common stock to Michael Golde, the Company’s Chief Financial Officer.

Additionally, on July 16, 2013, the Company granted  625,000 options to purchase an equal number of shares of its common stock to Francis Vaccaro, the Company’s President of Sales, which vested upon execution of the option agreement.

Item 9.01.  Financial Statements and Exhibits

(d)             Exhibits

10.1            Form of Stock Option Grant Agreement to Robert Cassera dated July 18, 2013

10.2            Form of Stock Option Grant Agreement to John Messina dated July 18, 2013

10.3            Form of Stock Option Grant Agreement to Mark Levine dated July 18, 2013

10.4            Form of Stock Option Grant Agreement to Michael Golde dated July 18, 2013

10.5            Form of Stock Option Grant Agreement to Francis Vaccaro dated July 16, 2013

99.1            Earnings Release of Corporate Resource Services, Inc. dated August 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

:

Corporate Resource Services, Inc.

	By:	/s/ John P. Messina, Sr.
	Name:	John P. Messina
	Title	Chief Executive Officer

Date:  August 16, 2013